Press Release

Contact
Kathy Ta
Managing Director, Investor Relations
(408) 601-5697

MAXIM INTEGRATED REPORTS RESULTS FOR THE THIRD QUARTER OF FISCAL 2017

•	Revenue: $581 million

•	Gross Margin: 63.1% GAAP (65.2% excluding special items)

•	EPS: $0.49 GAAP profit ($0.56 profit excluding special items)

•	Cash, cash equivalents, and short term investments: $2.16 billion

•	Fiscal fourth quarter revenue outlook: $590 million to $630 million (see Business Outlook section)

SAN JOSE, CA - April 20, 2017 - Maxim Integrated Products, Inc. (NASDAQ:MXIM) reported net revenue of $581 million for its third quarter of fiscal 2017 ended March 25, 2017, a 5% increase from the $551 million revenue recorded in the prior quarter, and an 5% increase from the same quarter of last year.

Tunc Doluca, President and Chief Executive Officer, commented, “Our strong growth in the March quarter enable us to exceed our revenue and profitability targets. This momentum was led by Automotive and Industrial growth relative to the March quarter of last year." Mr. Doluca continued, "Our return to growth and strong profitability confirms that our R&D investment strategy and manufacturing transformation are on track and delivering great results."

Fiscal Year 2017 Third Quarter Results
Based on Generally Accepted Accounting Principles (GAAP), diluted earnings per share in the March quarter was $0.49. The results were affected by pre-tax special items which primarily consisted of $13 million in charges related to acquisitions and $3 million in charges related to restructuring activities. GAAP earnings per share, excluding special items was $0.56. An analysis of GAAP versus GAAP excluding special items is provided in the last table of this press release.

Cash Flow Items
At the end of the third quarter of fiscal 2017, total cash, cash equivalents and short term investments were $2.16 billion, an increase of $69 million from the prior quarter.
Notable items included:

•	Cash flow from operations: $221 million

•	Gross capital expenditures: $8 million

•	Dividends: $93 million ($0.33 per share)

•	Stock repurchases: $57 million

Business Outlook
The Company’s 90-day backlog at the beginning of the June 2017 quarter was $382 million. Based on the beginning backlog, expected turns, and start of the transition to sell-in revenue accounting for distribution, our results for the June 2017 quarter are expected to be as follows:

•	Revenue: $590 million to $630 million

•	Gross Margin: 63% to 65% GAAP (65% to 67% excluding special items)

•	EPS: $0.54 to $0.60 GAAP ($0.59 to $0.65 excluding special items)

Maxim Integrated’s business outlook does not include the potential impact of any special items related to restructuring activity, acquisitions, or other business combinations that may be completed during the quarter.

Dividend
A cash dividend of $0.33 per share will be paid on June 15, 2017, to stockholders of record on June 1, 2017.

Conference Call
Maxim Integrated has scheduled a conference call on April 20 at 2:00 p.m. Pacific Time to discuss its financial results for the third quarter of fiscal 2017 and its business outlook. To listen via telephone, dial (844) 512-3769 (toll free) or (478) 219-0890. This call will be webcast by Shareholder.com and can be accessed at the Company’s website at investor.maximintegrated.com.

A presentation summarizing financial information to be discussed on the conference call is posted at investor.maximintegrated.com.

CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	Three Months Ended
	March 25, 2017	December 24, 2016	March 26, 2016
	(in thousands, except per share data)
Net revenues	$581,216	$550,998	$555,252
Cost of goods sold (1)	214,312	210,820	236,411
Gross margin	366,904	340,178	318,841
Operating expenses:
Research and development	113,163	114,057	119,178
Selling, general and administrative	73,987	71,543	71,778
Intangible asset amortization	2,348	2,348	2,538
Impairment of long-lived assets (2)	1,000	383	506
Severance and restructuring expenses	450	864	2,552
Other operating expenses (income), net (3)	1,704	1,909	(55,419)
Total operating expenses (income), net	192,652	191,104	141,133
Operating income (loss)	174,252	149,074	177,708
Interest and other income (expense), net	(3,884)	(636)	(6,373)
Income (loss) before provision for income taxes	170,368	148,438	171,335
Income tax provision (benefit)	30,155	17,961	31,525
Net income (loss)	$140,213	$130,477	$139,810

Earnings (loss) per share:
Basic	$0.50	$0.46	$0.49
Diluted	$0.49	$0.45	$0.48

Shares used in the calculation of earnings (loss) per share:
Basic	282,903	283,294	285,854
Diluted	287,882	288,106	289,783

Dividends paid per share	$0.33	$0.33	$0.30

SCHEDULE OF SPECIAL ITEMS
(Unaudited)
	Three Months Ended
	March 25, 2017	December 24, 2016	March 26, 2016
	(in thousands)
Cost of goods sold:
Intangible asset amortization	11,064	11,755	11,829
Accelerated depreciation (1)	1,103	1,178	4,066
Other cost of goods sold (2)	—	—	6,123
Total	$12,167	$12,933	$22,018

Operating expenses:
Intangible asset amortization	$2,348	$2,348	$2,538
Impairment of long-lived assets (3)	1,000	383	506
Severance and restructuring	450	864	2,552
Other operating expenses (income), net	1,704	1,909	(55,419)
Total	$5,502	$5,504	$(49,823)

Interest and other expense (income), net (4)	$(48)	$(5,052)	$(45)
Total	$(48)	$(5,052)	$(45)

(1) Includes building and equipment accelerated depreciation related to the Dallas manufacturing facility.
(2) Includes expense related to patent license settlement.
(3) Includes impairment of investments in privately-held companies and other equipment impairment charges.
(4) Includes gain on sale of shares received for the sale of the wafer manufacturing facility in San Antonio, Texas.

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CONSOLIDATED BALANCE SHEETS
(Unaudited)
	March 25, 2017	December 24, 2016	March 26, 2016
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$1,656,727	$1,687,435	$1,710,340
Short-term investments	499,154	399,461	150,076
Total cash, cash equivalents and short-term investments	2,155,881	2,086,896	1,860,416
Accounts receivable, net	257,592	224,342	278,502
Inventories	241,439	236,040	234,603
Other current assets	60,195	75,284	88,389
Total current assets	2,715,107	2,622,562	2,461,910
Property, plant and equipment, net	636,835	660,660	748,781
Intangible assets, net	103,981	117,393	188,510
Goodwill	491,015	491,015	490,648
Other assets	69,689	55,188	77,886
Assets held for sale	1,156	1,156	13,733
TOTAL ASSETS	$4,017,783	$3,947,974	$3,981,468

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$82,938	$70,505	$82,696
Income taxes payable	4,538	3,138	30,907
Accrued salary and related expenses	135,702	109,475	151,411
Accrued expenses	35,208	41,418	42,562
Deferred revenue on shipments to distributors	35,724	36,137	34,457
Total current liabilities	294,110	260,673	342,033
Long-term debt	991,877	991,281	1,000,000
Income taxes payable	534,028	514,498	451,099
Other liabilities	37,459	37,331	49,573
Total liabilities	1,857,474	1,803,783	1,842,705

Stockholders' equity:
Common stock and capital in excess of par value	284	284	280
Retained earnings	2,169,760	2,155,698	2,154,767
Accumulated other comprehensive loss	(9,735)	(11,791)	(16,284)
Total stockholders' equity	2,160,309	2,144,191	2,138,763
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$4,017,783	$3,947,974	$3,981,468

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CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	Three Months Ended
	March 25, 2017	December 24, 2016	March 26, 2016
	(in thousands)
Cash flows from operating activities:
Net income (loss)	$140,213	$130,477	$139,810
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Stock-based compensation	18,300	18,073	17,875
Depreciation and amortization	40,473	42,140	47,088
Deferred taxes	(16,967)	(7,520)	(333)
Loss (gain) from sale of property, plant and equipment	4,809	3,898	3,098
Loss (gain) on sale of business	—	—	(58,944)
Tax benefit (shortfall) related to stock-based compensation	—	—	545
Impairment of long-lived assets	—	383	506
Impairment of investments in privately-held companies	1,000	—	—
Excess tax benefit from stock-based compensation	—	—	(1,491)
Changes in assets and liabilities:
Accounts receivable	(33,249)	29,176	(47,322)
Inventories	(5,505)	(12,512)	22,785
Other current assets	16,862	(7,583)	(8,947)
Accounts payable	11,887	(11,999)	8,683
Income taxes payable	20,931	17,138	29,597
Deferred revenue on shipments to distributors	(412)	383	2,390
Accrued salary and related expenses	26,227	(1,651)	22,078
All other accrued liabilities	(3,872)	(7,773)	(9,432)
Net cash provided by (used in) operating activities	220,697	192,630	167,986
Cash flows from investing activities:
Purchase of property, plant and equipment	(8,286)	(15,775)	(17,530)
Proceeds from sales of property, plant and equipment	787	2,224	136
Proceeds from sale of available-for-sale securities	—	26,454	—
Proceeds from sale of business	—	—	105,000
Purchases of available-for-sale securities	(99,398)	(225,622)	(24,861)
Purchases of privately-held companies' securities	(162)	(326)	(1,921)
Net cash provided by (used in) investing activities	(107,059)	(213,045)	60,824
Cash flows from financing activities:
Excess tax benefit from stock-based compensation	—	—	1,491
Repayment of notes payable	—	(250,000)	—
Net issuance of restricted stock units	(8,268)	(4,239)	(8,853)
Proceeds from stock options exercised	17,502	7,155	9,889
Issuance of common stock under employee stock purchase program	(3,194)	17,658	—
Repurchase of common stock	(56,999)	(61,235)	(83,801)
Dividends paid	(93,387)	(93,562)	(85,714)
Net cash provided by (used in) financing activities	(144,346)	(384,223)	(166,988)
Net increase (decrease) in cash and cash equivalents	(30,708)	(404,638)	61,822
Cash and cash equivalents:
Beginning of period	1,687,435	2,092,073	1,648,518
End of period	$1,656,727	$1,687,435	$1,710,340

Total cash, cash equivalents, and short-term investments	$2,155,881	$2,086,896	$1,860,416

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ANALYSIS OF GAAP VERSUS GAAP EXCLUDING SPECIAL ITEMS DISCLOSURES
(Unaudited)
	Three Months Ended
	March 25, 2017	December 24, 2016	March 26, 2016
	(in thousands, except per share data)
Reconciliation of GAAP gross profit to GAAP gross profit excluding special items:
GAAP gross profit	$366,904	$340,178	$318,841
GAAP gross profit %	63.1%	61.7%	57.4%

Special items:
Intangible asset amortization	11,064	11,755	11,829
Accelerated depreciation (1)	1,103	1,178	4,066
Other cost of goods sold (2)	—	—	6,123
Total special items	12,167	12,933	22,018
GAAP gross profit excluding special items	$379,071	$353,111	$340,859
GAAP gross profit % excluding special items	65.2%	64.1%	61.4%

Reconciliation of GAAP operating expenses to GAAP operating expenses excluding special items:
GAAP operating expenses	$192,652	$191,104	$141,133

Special items:
Intangible asset amortization	2,348	2,348	2,538
Impairment of long-lived assets (3)	1,000	383	506
Severance and restructuring	450	864	2,552
Other operating expenses (income), net	1,704	1,909	(55,419)
Total special items	5,502	5,504	(49,823)
GAAP operating expenses excluding special items	$187,150	$185,600	$190,956

Reconciliation of GAAP net income (loss) to GAAP net income excluding special items:
GAAP net income (loss)	$140,213	$130,477	$139,810

Special items:
Intangible asset amortization	13,412	14,103	14,367
Accelerated depreciation (1)	1,103	1,178	4,066
Other cost of goods sold (2)	—	—	6,123
Impairment of long-lived assets (3)	1,000	383	506
Severance and restructuring	450	864	2,552
Other operating expenses (income), net	1,704	1,909	(55,419)
Interest and other expense (income), net (4)	(48)	(5,052)	(45)
Pre-tax total special items	17,621	13,385	(27,850)
Other income tax effects and adjustments (5)	1,957	(11,167)	5,698
GAAP net income excluding special items	$159,791	$132,695	$117,658

GAAP net income per share excluding special items:
Basic	$0.56	$0.47	$0.41
Diluted	$0.56	$0.46	$0.41

Shares used in the calculation of earnings per share excluding special items:
Basic	282,903	283,294	285,854
Diluted	287,882	288,106	289,783

(1) Includes building and equipment accelerated depreciation related to the Dallas manufacturing facility.
(2) Includes expense related to patent license settlement.
(3) Includes impairment of investments in privately-held companies and other equipment impairment charges.
(4) Includes gain on sale of shares received for the sale of the wafer manufacturing facility in San Antonio, Texas.
(5) Includes tax effect of pre-tax special items and miscellaneous tax adjustments.

Non-GAAP Measures
To supplement the consolidated financial results prepared under GAAP, Maxim Integrated uses non-GAAP measures which are adjusted from the most directly comparable GAAP results to exclude special items related to intangible asset amortization; accelerated depreciation; other costs of goods sold; impairment of long-lived assets; severance and restructuring; other operating expenses (income), net; interest and other expense (income), net, and other income tax effects and adjustments. Management uses these non-GAAP measures internally to make strategic decisions, forecast future results and evaluate Maxim Integrated’s current performance. Many analysts covering Maxim Integrated use the non-GAAP measures as well. Given management’s use of these non-GAAP measures, Maxim Integrated believes these measures are important to investors in understanding Maxim Integrated’s current and future operating results as seen through the eyes of management. In addition, management believes these non-GAAP measures are useful to investors in enabling them to better assess changes in Maxim Integrated’s core business across different time periods. These non-GAAP measures are not in accordance with or an alternative to GAAP financial data and may be different from non-GAAP measures used by other companies. Because non-GAAP financial measures are not standardized it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures, even if they have similar names. The non-GAAP measures displayed in the table above include the following:

GAAP Gross Profit Excluding Special Items
The use of GAAP gross profit excluding special items allows management to evaluate the gross margin of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization, accelerated depreciation, and other costs of goods sold. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP gross profit excluding special items to enable investors and analysts to evaluate our revenue generation performance relative to the direct costs of revenue of Maxim Integrated’s core businesses.

GAAP Operating Expenses Excluding Special Items
The use of GAAP operating expenses excluding special items allows management to evaluate the operating expenses of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization, impairment of long-lived assets; severance and restructuring, and other operating expenses (income), net. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP operating expenses excluding special items to enable investors and analysts to evaluate our core business and its direct operating expenses.

GAAP Provision for Income Taxes Excluding Special Items
The use of a GAAP provision for income taxes excluding special items allows management to evaluate the provision for income taxes across different reporting periods on a consistent basis, independent of special items including the tax provision impact of pre-tax special items. In fiscal year 2016, we began using a long-term tax rate to compute the GAAP provision for income taxes excluding special items. This long-term tax rate considers the income tax impact of pre-tax special items, and eliminates the effects of significant non-recurring and period specific tax items which vary in size and frequency. In the first and second quarter of fiscal year 2017, we used a long-term tax rate of 18%, which was our forecast of the weighted average of our normalized fiscal year GAAP tax rate excluding special items over a four-year period, that includes the past three fiscal years plus the current fiscal year projection at the beginning of fiscal year 2017. We review the long-term tax rate on an annual basis and more frequently whenever events occur that may materially affect the long-term tax rate such as tax law changes; significant changes in our geographic earnings mix; or changes in our corporate structure. Starting in the third quarter of fiscal year 2017, we transitioned to a long-term tax rate of 15%, which reflects the impact of changes in our manufacturing structure and focused research and development expenditures, resulting in improved projections for fiscal year 2017 and future periods.

GAAP Net Income and GAAP Net Income per Share Excluding Special Items
The use of GAAP net income and GAAP net income per share excluding special items allow management to evaluate the operating results of Maxim Integrated’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; accelerated depreciation; other costs of goods sold; impairment of long-lived assets; severance and restructuring; other operating expenses (income), net; interest and other expense (income), net, and other income tax effects and adjustments. In addition, they are important components of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP net income and GAAP net income per share excluding special items to enable investors and analysts to understand the results of operations of Maxim Integrated’s core businesses and to compare our results of operations on a more consistent basis against that of other companies in our industry.

“Safe Harbor” Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include the Company’s business outlook and financial projections for its fourth quarter of fiscal 2017 ending in June 2017, which includes revenue, gross margin and earnings per share, as well as the Company’s expectation to build upon its growth momentum in its Automotive and Industrial businesses. These statements involve risk and uncertainty. Actual results could differ materially from those forecasted, based upon, among other things, general market and economic conditions, market developments that could adversely affect the growth of the mixed-signal analog market, product mix shifts, the loss of all or a substantial portion of our sales to one or more of our large customers, customer cancellations and price competition, as well as other risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 25, 2016 (the “Form 10-K”). The Form 10-K may be found at https://www.sec.gov/Archives/edgar/data/743316/000074331616000081/maxim10-kfy2016.htm.

All forward-looking statements included in this news release are made as of the date hereof and based on the information available to the Company as of the date hereof. The Company assumes no obligation to update any forward-looking statement except as required by law.

About Maxim Integrated
Maxim Integrated develops innovative analog and mixed-signal products and technologies to make systems smaller and smarter, with enhanced security and increased energy efficiency. We are empowering design innovation for our automotive, industrial, healthcare, mobile consumer, and cloud data center customers to deliver industry-leading solutions that help change the world. Learn more at http://www.maximintegrated.com.

Source: Maxim Integrated Investor Relations